UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 19, 2012

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 19, 2012, VIVUS, Inc., or the Company, initiated the QsymiaTM Get Started! Free Trial Offer Program.  The Company is offering eligible patients a Free Trial Offer on a valid prescription for up to a 14 capsule quantity of the Qsymia Starting Dose, 3.75 mg/23 mg (phentermine and topiramate extended-release).   Eligible patients are able to receive up to 14 capsules of Qsymia Starting Dose free, including standard shipping and handling charges.

For a patient to qualify for the Get Started! Free Trial Offer Program, they must meet the following eligibility criteria:  reside in one of the 50 states, Puerto Rico, Virgin Islands, or Guam and be 18 years or older.  This offer is not insurance and is not valid for prescriptions purchased under Medicaid, Medicare or similar federal or state programs or for patients who are Medicare eligible and enrolled in an employer-sponsored group waiver health plan or government-subsidized prescription drug benefit program for retirees.  This offer is not valid where prohibited by law, taxed or restricted, and this offer is limited to one per patient for the duration of the program.

This program is only available through CVS mail order and Walgreens mail order pharmacies that are part of the Qsymia Home Delivery Network.  Healthcare providers and patients will be notified of this program through several communication routes, including being prominently displayed on Qsymia.com.

By filing this information, the Company makes no admission as to the materiality of any information in this report.  The information contained in this report is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company makes, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate.  Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosure.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

/s/ John L. Slebir
John L. Slebir
Vice President, General Counsel

Date:  November 26, 2012